1 EverBank Financial Corp Goldman Sachs Financial Services Conference December 2012

2 Disclaimer THIS PRESENTATION HAS BEEN PREPARED BY EVERBANK FINANCIAL CORP ("EVERBANK" OR THE “COMPANY”) SOLELY FOR INFORMATIONAL PURPOSES BASED ON ITS OWN INFORMATION, AS WELL AS INFORMATION FROM PUBLIC SOURCES. THIS PRESENTATION HAS BEEN PREPARED TO ASSIST INTERESTED PARTIES IN MAKING THEIR OWN EVALUATION OF EVERBANK AND DOES NOT PURPORT TO CONTAIN ALL OF THE INFORMATION THAT MAY BE RELEVANT. IN ALL CASES, INTERESTED PARTIES SHOULD CONDUCT THEIR OWN INVESTIGATION AND ANALYSIS OF EVERBANK AND THE DATA SET FORTH IN THIS PRESENTATION AND OTHER INFORMATION PROVIDED BY OR ON BEHALF OF EVERBANK. EXCEPT AS OTHERWISE INDICATED, THIS PRESENTATION SPEAKS AS OF THE DATE HEREOF. THE DELIVERY OF THIS PRESENTATION SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF. CERTAIN OF THE INFORMATION CONTAINED HEREIN MAY BE DERIVED FROM INFORMATION PROVIDED BY INDUSTRY SOURCES. EVERBANK BELIEVES THAT SUCH INFORMATION IS ACCURATE AND THAT THE SOURCES FROM WHICH IT HAS BEEN OBTAINED ARE RELIABLE. EVERBANK CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, HOWEVER, AND HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION. THIS PRESENTATION MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. WORDS SUCH AS “OUTLOOK,” “BELIEVES,” “EXPECTS,” “POTENTIAL,” “CONTINUES,” “MAY,” “WILL,” “COULD,” “SHOULD,” “SEEKS,” “APPROXIMATELY,” “PREDICTS,” “INTENDS,” “PLANS,” “ESTIMATES,” “ANTICIPATES” OR THE NEGATIVE VERSION OF THOSE WORDS OR OTHER COMPARABLE WORDS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS BUT ARE NOT THE EXCLUSIVE MEANS OF IDENTIFYING SUCH STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE NOT HISTORICAL FACTS, AND ARE BASED ON CURRENT EXPECTATIONS, ESTIMATES AND PROJECTIONS ABOUT THE COMPANY’S INDUSTRY, MANAGEMENT’S BELIEFS AND CERTAIN ASSUMPTIONS MADE BY MANAGEMENT, MANY OF WHICH, BY THEIR NATURE, ARE INHERENTLY UNCERTAIN AND BEYOND THE COMPANY’S CONTROL. ACCORDINGLY, YOU ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE AS OF THE DATE MADE, EXPECTATIONS MAY PROVE TO HAVE BEEN MATERIALLY DIFFERENT FROM THE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. UNLESS OTHERWISE REQUIRED BY LAW, EVERBANK ALSO DISCLAIMS ANY OBLIGATION TO UPDATE ITS VIEW OF ANY SUCH RISKS OR UNCERTAINTIES OR TO ANNOUNCE PUBLICLY THE RESULT OF ANY REVISIONS TO THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. INTERESTED PARTIES SHOULD NOT PLACE UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENT AND SHOULD CONSIDER THE UNCERTAINTIES AND RISKS DISCUSSED UNDER ITEM 1A. “RISK FACTORS” OF EVERBANK’S QUARTERLY REPORT ON FORM 10-Q AND IN ANY OF EVERBANK’S SUBSEQUENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

3 EverBank Overview Strong Returns High Growth Low Risk  Acquired in 1994 and headquartered in Jacksonville, FL  $16.5bn in assets, $11.8bn in deposits & $1.3bn shareholders’ equity as of September 30, 2012  Initial public offering on May 3, 2012  $1.8bn market capitalization(1)  Nationwide banking franchise  Unique, diversified business model  Robust asset generation capabilities  Scalable, low cost deposit platform  Disciplined risk management  Cohesive, long tenured management team (1) Market capitalization as of 11/30/2012 close

4 $ 1.0 $ 1.5 $ 1.7 $ 2.1 $ 3.1 $ 3.7 $ 4.2 $ 5.5 $ 7.0 $ 8.1 $ 12.0 $ 13.0 $ 16.5 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 3Q12 $b n Assets Deposits Acquired MetLife Bank’s warehouse finance business (April 1) Completion of Initial Public Offering (May 2) Acquired GE Capital’s Business Property Lending (Oct 1) Preferred equity offering (Nov 5) Acquired online deposit franchise 2000 - 2003 Mortgage Lending and Servicing 2004 - 2007 Expansion of Deposit Strategy 2008 - 2012 Addition of Diversified Asset Generation Evolution and Growth Adopted EverBank name Acquired NetBank mortgage assets Growth capital infusion Acquired Tygris FDIC-Assisted Acquisition of Bank of Florida $ 17.5 Pro Forma for BPL Assets

5 Disciplined approach has yielded attractive strategic and growth acquisitions History of Attractive Acquisitions Business Property Lending (“BPL”)  $2.4bn assets  $2.9bn servicing rights Warehouse Finance  $351mm assets  $1.4bn assets  $1.2bn deposits  $780mm assets  $425mm growth capital  $340mm deposits Size (1) Target (1) Net of any purchase accounting adjustments, figures are rounded

EverBank's Business Strategy

EverBank

Strategic Plan

- Deliver high value products and services to self-directed customers nationwide through a variety of channels
  - Target mass affluent and small business segments
  - Key wealth markets nationwide
- Continue integrating core product offering
  - Deposits
  - Jumbo lending
  - Commercial finance
  - Commercial lending
- Expansion of retail lending channel
  - Addition of ~350 professionals YTD
  - Positioning the business to increase market share via an eventual return in purchase driven origination activity

Deposits and Lending by County / Business Locations



Redmond, WA
BPL
St Louis, MO
Direct Bank
Chicago, IL
Parsippany, NJ
ECF
Bethesda, MD
Northern, VA
San Francisco Area
Los Angeles Area
Atlanta, GA
Denver, CO
Jacksonville, FL
Branch Presence
Dallas, TX
Houston, TX
- Loan Production Office
- Business Headquarters
- Corporate Headquarters
- BPL Presence
EVER Deposits
EVER Lending
EVER Deposits & Lending

Deposits | Residential Lending | Commercial Finance | Commercial Lending — **Developed**

Brokerage Services | Wealth Management — **In Development**

BANKING | LENDING | INVESTING

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7 74% 66% 58% 37% 30% 2% 3% 13% 9% 10% 24% 31% 29% 30% 30% 24% 30% 3Q11 4Q11 1Q12 2Q12 3Q12 Residential Commercial Commercial finance Warehouse finance 1.3 1.7 1.7 2.1 2.1 0.3 0.3 0.2 0.2 0.4 3 4 1 1 12 2Q12 3Q12 Seco dary Retained Diversified Asset Generation Retained Asset Generation ($mm) Mortgage Production Volume ($bn) 495 617 501 739 992 1.6 2.0 1.9 2.3 2.5  Warehouse finance and commercial finance focus in current environment  Maintains asset sensitivity in a low rate environment  Low risk and short duration  BPL acquisition increases commercial asset generation capabilities  Significant investments in retail lending infrastructure have increased residential mortgage production volume (~$500mm in 3Q12)  Addition of ~150 lending professionals in 3Q12 (~350 YTD)

8 BPL Acquisition Overview Portfolio by Property Type Portfolio by Geography Closed on October 1, 2012  In line with original plan  Quick regulatory approval process Transaction highlights  Includes commercial loan origination and servicing businesses  Purchased $2.3bn of performing loans with average yields of ~6.5%  110 employees including senior management team  Servicing rights on $2.9bn of securitized business loans  Integration on schedule Strategically attractive  Accelerates strategic growth plan  Adds strong commercial asset generation capability  Diversifies balance sheet into high quality business property loans  Complements distribution strategy in key markets  Immediately accretive to EPS, NIM and ROE Office Buildings 30% Industrial 17%Warehouse 17% Retail 16% Medical Facility 7% Other 13% CA 14% NY 9% TX 9% FL 7% MN 4% Other, 57%

9 30% 27% 10% 20% 30% 27% 30% 26% EVER Pro Forma Residential Commercial Commercial finance Warehouse finance 31% 27% 10% 21% 28% 25% 31% 28% EVER Pro Forma Residential Commercial Commercial finance Warehouse finance 61% 28% 5% 6% 73% 13% 6% 7% BPL Diversification Benefits Expands Asset Generation Capabilities $992mm $1,117mm (1) Transaction assumption of $500mm originations in first 12 months Diversifies Loan Portfolio  BPL originations of ~$125mm(1) per quarter will generate an attractive mix of retained assets BPL will meaningfully diversify EverBank’s loan portfolio Current - $11.4bn Pro Forma - $13.7bn  Additional $2.3bn of balance sheet loans significantly diversifies portfolio

10 Source: AlixPartners study (1) Percentage of U.S. households who used branch banking channel within the last year Online and Mobile Banking Trends Online banking channel market share has grown to 43% vs. a decline to 62% for branch banking Bank Channel Usage as a % of U.S. Households 91% 19% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Branch banking Online banking Mobile banking Branch Banking (1) Online Banking Mobile Banking

Value Proposition Yields Attractive Customer Base

One stop, integrated financial portal

- Internal and external account aggregation
- Analysis and reporting across financial life: investing, spending, budgeting, tracking alerts
- Bill pay and electronic transfers



Convenient access: 24 x 365

- Mobile, Online, 24 Hour Phone Support, No Fee ATM, Imaging / Remote Deposit, Direct Deposit, Select Financial Centers, Mail
- ATM fee rebates




474,000 ATMs

Attractive Nationwide Customer Base

- 111,178 households, 222,763 accounts
- Average deposits per household: $78,283
- 54% household income > $75,000
- 46% household net worth[(1)] > $250,000

3Q12 Deposit Composition


12%
21%
11%
36%
20%
Noninterest-bearing
Interest Checking
Global Market
MMDA & Savings
Time Deposits

(1) Based on reported household net worth; excludes 17% of households that do not report household net worth

BANKING | LENDING | INVESTING
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12 0.55% 0.97% All FDIC-Insured Institutions EverBank 2011 2.38% 0.87% Estimated Typical Bank Branch EverBank 2011 (1) Based on Bank of America’s Deposit Banking segment 2011 average Non-Interest Expense to Average Deposits; NIE reduced by 15 bps for estimated agency fees (2) Non-interest expense from direct and retail banking operations, excluding agency fees and corporate overhead allocation costs (3) Calculated as annual deposit interest expense divided by average balance of deposits; includes non-interest bearing deposits (4) Aggregate FDIC financial information Low All-In Cost of Deposits Deposit Interest Expense(3) Non-Interest Expense as a % of Deposits (1) (2) (4) “All-in” Cost of Deposits 1.51% 0.42% 1.09% Marginal expense of ~30bps 2.38% 0.87% 0.55% 0.97% Estimated Typical Bank Branch EverBank 2011 Non-interest expense Interest expense 2.93% 1.84%

13 Strong, Stable Deposit Base (1) Compound annual retention rate for balances of non-CD bank accounts existing at September 30 ,2012, calculated from initial year end to September 30, 2012 (2) Average account balance for non-CD bank accounts existing at each point in time, shown from initial year end to September 30, 2012 Loyal Customers with Growing Balances High Customer Deposit Retention Compound Annual Retention Rate(1) Average Balance of Accounts Existing at Each Period(2) Vintage 98% 97% 98% 96% 2004 2005 2006 2007 $10,000 $20,000 $30,000 $40,000 $50,000 2005 2006 2007 2008 2009 2010 2011 2012 YTD 2005 2006 2007 2008 2009 2010 2011

14 Deposit Pricing Lags in Rising Rate Environment (1) Calculated as annual deposit interest expense divided by average balance of deposits; includes non-interest bearing deposits (2) EverBank interest cost of deposits for year to date September 30, 2012; Average one-year LIBOR represents the average of December 31, 2011, March, 31, 2012, June 30, 2012 and September 30, 2012 (1) (2) 1.67% 2.36% 3.29% 3.87% 3.18% 1.83% 1.20% 0.97% 0.78% 2.17% 4.02% 5.29% 5.02% 3.20% 1.57% 0.93% 0.86% 1.05% 0.00% 1.50% 3.00% 4.50% 6.00% 2004 2005 2006 2007 2008 2009 2010 2011 2012 YTD EverBank interest cost of deposits Avg. one-year LIBOR 200 bps

15 Best of Both Online and Branch Banking Models Strong Asset Generation Quality Deposit Mix High Customer Retention Geographic Diversity Low “Fully-Loaded” Expenses Ability to Quickly Scale EverBank Online Banks Regional Branch Banks ✗ ✗ ✗ ✓ ✓ ✓ ✓ ✓ ✓ ✗ ✗ ✗ ✓ ✓ ✓ ✓ ✓ ✓

16 Adjusted Earnings Per Share(1) Financial Highlights (1) Represents adjusted diluted earnings per common share from continuing operations for 2007-YTD; 2003-2006 represents adjusted basic earnings per common share from continuing operations Calculated using adjusted net income attributable to the Company from continuing operations; 2012 adjusted EPS calculation includes $4.5mm and $1.1mm cash dividends paid to Series A and Series B Preferred shareholders in Q1 and Q2, respectively; a reconciliation of non-GAAP financial measures can be found in the appendix Adjusted Return on Average Equity 3Q12 Capital Ratios Tangible Book Value Per Share $0.42 $0.53 $0.63 $0.74 $0.66 $0.41 $0.78 $1.28 $1.11 $0.92 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 YTD $3.10 $3.60 $4.08 $4.81 $5.39 $6.96 $8.54 $10.65 $10.12 $10.29 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 YTD 7.5% 8.0% 16.1% TCE / TA Tier 1 Leverage (Bank) Total Risk-Based Capital (Bank) 14.3% 15.4% 16.3% 16.5% 13.1% 7.4% .5% 14.0% 10.7% 12.1% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 YTDEverBank Banks $5-25bn in Assets

17 Balance Sheet Flexibility Asset Composition Strategic Asset Growth (1) 9/30/2012 pro forma figures include the BPL acquisition and are prior to purchase accounting adjustments (1)  Strategic initiative to broaden asset generation capabilities has resulted in nationwide commercial, residential and lease finance operations  Recent acquisitions and strong residential organic production have fueled balance sheet growth  BPL acquisition further diversifies the balance sheet into commercial loans  Securities and loans HFS provide flexibility  Cash on balance sheet at the end of the third quarter used to fund BPL acquisition Pro Forma $ in billions YE 2007 3Q12 3Q12 Cash and cash equivalents $0.0 $1.6 $0.3 Investment securities 0.3 2.0 2.0 Loans HFS 0.9 1.4 1.4 Residential HFI 2.7 6.8 6.8 Commercial and CRE HFI 0.7 2.3 4.6 Lease financing receivables HFI 0.0 0.7 0.7 Other loa s HFI 0.3 0.2 0.2 Mortgage servicing rights, net 0.3 0.4 0.4 Other assets 0.3 1.1 1.1 Total assets $5.5 $16.5 $17.5

18 2010 2011 1Q12 2Q12 3Q122010 2011 1Q12 2Q12 3Q12 12.32% 1.29% (10.20)% (0.82)% Regulatory NPAs / Assets Impact Ex. Govt Insured Loans Impact Ex. Tygris and Bank of Florida Adjusted NPAs / Assets Adjusted NPA / Total Assets Note: A reconciliation of Non-GAAP financial measures can be found in the appendix (1) Tygris and Bank of Florida purchase-impaired loans and leases accounted for under ASC 310-30 or by analogy Asset Quality Adjusted NPA ratio excludes loans and leases with enhanced credit protection (1) Adjusted NPA / Total Assets Build Highlights NCO / Average Loans HFI  Adjusted non-performing assets to total assets declined 17 bps LQ resulting from a $6.8mm, or 3.1%, decrease in non-performing assets  Net charge-offs to average loans HFI decreased 9 bps LQ to 0.25%  Allowance for loan and lease losses decreased $0.9mm, or 1.2%, LQ as net charge-offs of $5.3mm exceeded provisions of $4.4mm 1.46% 1.02% 0.65% 0.34% 1.29% 2.11% 1.86% 1.63% 1.46% 0.25%

19 Conclusion Positioned for long-term growth and success  Business model built to capitalize on changing industry conditions  Recent investment in new growth channels and initiatives  Leveraged infrastructure investments to achieve operational and balance sheet scale  Acquisition of BPL provides immediate earnings accretion and enhances future growth profile  Proven ability to fund growth with core deposits  Risk management culture driven by long-tenured management team Stock Price Performance (1) (1) Returns based on 11/30/2012 closing price 80% 100% 120% 140% 160% 5/2 5/16 5/30 6/13 6/27 7/11 7/25 8/8 8/22 9/5 9/19 10/3 10/17 10/31 11/14 11/28 KRE XLF EVER 47.8% 1.2% (1.7)%

20 Appendix

21 Annual Targets 9% - 12% 23%(1) 9% - 12% 66% / 39% (1)(3) 10% - 13% 12%(3) ~15% N/A 12% - 14% 15.3% ROE Net Income / EPS Growth(2) Dividend Payout Ratio Total Risk-Based Capital Ratio Asset Growth Intermediate Financial Targets 3-Year Average Historical Annual Performance (1) Represents CAGR from 2008-2011 (2) EPS on a diluted basis (3) Adjusted earnings and return metrics for continuing operations; a reconciliation of non-GAAP financial measures can be found in the appendix

22 Non-GAAP Reconciliations Adjusted Net Income (1) No material items gave rise to adjustments prior to the year ended December 31, 2010. Accordingly, for periods presented before the year ended December 31, 2010, we have not reflected adjustments to net income attributable to the Company from continuing operations calculated in accordance with GAAP Three Months Ended September 30, June 30, March 31, December 31, September 30, (dollars in thousands) 2012 2012 2012 2011 2011 Net income 2 ,178$ 1,172$ 1,846$ 3,760$ 7,758$ Transaction expe se, net of tax 1 26 363 21 802 2 10 o -re urring regulatory rela ed expense, net of tax ,326 3,780 3,063 ,529 ,643 Increase in Bank of Florida non-accr table discount, net of tax 111 4 2 135 2 2 8 298 MSR impairment, net f t x 11, 02 18,6 4 9,389 11,63 12,824 djusted et incom 36 85$ 36 62$ 27 254$ 3 9 7$ 25 631$ (dollars in millions) 3Q12 YTD 2011 2010 2009 2008 2007 2006 2005 2004 2003 GAAP net income from continuing operations 45.2$ 52.7$ 188.9$ 53.5$ 23.4$ 29.7$ 32.6$ 28.2$ 23.7$ 19.0$ Bargain purchase gain on Tygris transaction - - (68.1) - - - - - - - Gain on sale of investment securities due to portfolio concentration repositioning, net of tax - - (12.3) - - - - - - - Gain on repurchase of trust preferred securities, net of tax - (2.9) (3.6) - - - - - - - Transaction and non-recurring regulatory related expense, net of tax 12.6 16.8 6.0 - - - - - - - Loss on early extinguishment of acquired debt, net of tax - - 6.4 - - - - - - - Decrease in fair value of Tygris indemnification asset, net of tax - 5.4 13.7 - - - - - - - Increase in Bank of Florida non-accretable discount, net of tax 2.7 3.0 3.8 - - - - - - - Impact of change in ALLL methodology, net of tax - 1.2 - - - - - - - - Early adoption of TDR guidance and policy change, net of tax - 6.2 - - - - - - - - MSR impairment, net of tax 39.4 24.5 - - - - - - - - Tax expense (benefit) related to revaluation of Tygris NUBILs - 0.7 (7.8) - - - - - - - Adjusted net income from continuing operations 99.9$ 107.6$ 127.0$ 53.5$ 23.4$ 29.7$ 32.6$ 28.2$ 23.7$ 19.0$

Non-GAAP Reconciliations

EverBank

Non-performing Assets (NPA)

(dollars in thousands)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2010
Total non-accrual loans and leases	$ 167,650	$ 168,962	$ 170,589	$ 193,478	$ 213,838
Accruing loans 90 days or more past due	1,973	1,800	5,119	6,673	1,754
Total non-performing loans (NPL)	169,623	170,762	175,708	200,151	215,592
Other real estate owned (OREO)	43,612	49,248	49,304	42,664	37,450
Total non-performing assets (NPA)	213,235	220,010	225,012	242,815	253,042
Troubled debt restructurings (TDR) less than 90 days past due	82,030	93,184	92,954	92,628	70,173
Total NPA and TDR (1)	$ 295,265	$ 313,194	$ 317,966	$ 335,443	$ 323,215
Total NPA and TDR	$ 295,265	$ 313,194	$ 317,966	$ 335,443	$ 323,215
Government-insured 90 days or more past due still accruing	1,684,550	1,647,567	1,530,665	1,570,787	553,341
Bank of Florida loans accounted for under ASC 310-30:					
90 days or more past due	117,506	140,797	146,379	149,743	195,425
OREO	18,557	20,379	22,852	19,456	19,166
Total regulatory NPA and TDR	$ 2,115,878	$ 2,121,937	$ 2,017,862	$ 2,075,429	$ 1,091,147
Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30: (1)					
NPA to total assets	1.29%	1.46%	1.63%	1.86%	2.11%
Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30:					
NPA to total assets	12.32%	13.49%	13.97%	15.20%	8.50%

(1) *We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property acquired in the Bank of Florida acquisition accounted for under ASC 310-30 because as of September 30, 2012, we expected to fully collect the carrying value of such loans and foreclosed property.*

BANKING | LENDING | INVESTING

23

24 Non-GAAP Reconciliations Regulatory Capital (bank level) September 30, June 30, March 31, December 31, September 30, (dollars in thousands) 2012 2012 2012 2011 2011 Shareholders' equity 1,339,669$ 1,263,687$ 1, 99,404$ 1, 70,887$ 1, 78,080$ Less: Goodwill and other intangibles (16,586) (16,938) (17,290) (17,642) (17,994) Disallowed servicing sset (33,36) (3 ,650) (40,783) (38,925) (36,570) i ll d ferred tax asset (69,412) (70,3 7) (71,302) (71,803) (72,147) Add: Accumulate loss s on securities and cash flow hedges 103,238 11 ,101 86,981 105,682 85,525 Tier 1 capital 1,32 ,543 1,249,843 1,057,010 1,048,199 1,036,894 Less: Low-level recourse and residual interests - - (20,424) (21,587) (20,431) Add: Allowance for loan and lea e losses 76,469 77,393 78,25 77,765 83,826 Total regulatory capital 1,400,012$ 1,32 ,236$ 1,114,840$ 1,104,377$ 1,100,289$ djusted total assets 16,488,067$ 15,022,729$ 13,731,482$ 13,081,401$ 12,550,738$ Risk-weighted a sets 8,701,1 4 8,4 4,290 7,31 ,556 7, 43,37 7,007,3 9 Tangible Equity (dollars in millions) Q3 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 GAAP shareholders equity 1,258$ 968$ 1,013$ 554$ 411$ 239$ 213$ 185$ 165$ 144$ Less: Goodwill 10 10 10 0 0 2 0 0 0 0 Less: Other intangible assets 6 7 9 - 1 2 3 4 6 7 Tangible shareholders equity 1,241$ 950$ 994$ 554$ 410$ 235$ 209$ 180$ 159$ 137$

25 Non-GAAP Reconciliations Tangible Equity, Adjusted Tangible Equity and Tangible Assets September 30, (dollars in thousands) 2012 Shareholders' equity 1,258,022$ Less: Goodwill 10,238 Intangible assets 6,348 Tangible common equity 1,241,436$ Less: Accumulated other comprehensive loss (106,731) Adjusted tangible common equity 1,348,167$ Total assets 16,509,440$ Less: Goodwill 10,238 Intangible assets 6,348 Tangible assets 16,492,854$